UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 21, 2026
Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin corporation)

4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)
458-3311
Commission File Number -
1-9894
IRS Employer Identification Number -
39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)

Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319)
786-4411
Commission File Number -
1-4117
IRS Employer Identification Number -
42-0331370

(Former name or former address, if changed since last report.)

This combined Form
8-K
is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Alliant Energy Corporation Common Stock, $0.01 Par Value	LNT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Alliant Energy Corporation - Emerging growth company  ☐
Interstate Power and Light Company - Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation  ☐
Interstate Power and Light Company  ☐

Item 8.01	Other Events.

On August 18, 2026, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, PNC Capital Markets LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $500 million aggregate principal amount of IPL’s 5.100% Senior Debentures due 2031 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”), pursuant to an Officer’s Certificate provided pursuant to the Indenture setting forth the terms of the Debentures, dated as of August 21, 2026 (the “Certificate”). The Offering is expected to close, subject to standard closing conditions, on August 21, 2026.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-276062-01) that IPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2023 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that IPL filed with the SEC on August 18, 2026.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 and the Certificate is filed as Exhibit 4.1 to this Form 8-K.

On August 18, 2026, IPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Ashurst Perkins Coie US LLP, counsel to IPL, has issued an opinion to IPL, dated August 21, 2026, regarding the legality of the Debentures upon issuance thereof, and Simmons Perrine PLC, Iowa counsel to IPL, has issued an opinion to IPL, dated August 21, 2026, regarding certain legal matters relating to Iowa law. The opinions are filed as Exhibit 5.1 and Exhibit 5.2, respectively, hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 18, 2026, among Interstate Power and Light Company and the underwriters named therein.

4.1	Officer’s Certificate, dated August 21, 2026, creating the 5.100% Senior Debentures due 2031 of Interstate Power and Light Company.

5.1	Opinion of Ashurst Perkins Coie US LLP, dated August 21, 2026, with respect to the 5.100% Senior Debentures due 2031 of Interstate Power and Light Company.

5.2	Opinion of Simmons Perrine PLC, dated August 21, 2026, with respect to the 5.100% Senior Debentures due 2031 of Interstate Power and Light Company.

23.1	Consent of Ashurst Perkins Coie US LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Simmons Perrine PLC (contained in Exhibit 5.2 hereto).

99.1	Press Release of Interstate Power and Light Company, dated August 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: August 21, 2026	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: August 21, 2026	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer